EXHIBIT 10.1
SIXTH AMENDMENT TO THE
COMMUNITY HEALTH SYSTEMS, INC. 401(K) PLAN
     WHEREAS, CHS/Community Health Systems, Inc. (the “Company”) has previously established and currently maintains the Community Health Systems, Inc. 401(k) Plan (the “Plan”); and
     WHEREAS, the Company has retained the right to amend the Plan in Section 8.1 of the Plan; and
     WHEREAS, the Company’s parent corporation, Community Health Systems, Inc. (“CHS”), has entered into an Agreement and Plan of Merger by and among CHS, Triad Hospitals, Inc. (“Triad”), and FWCT-1 Acquisition Corporation, dated as of March 19, 2007 (the “Merger Agreement”), under which a wholly-owned subsidiary of CHS will be merged with and into Triad, and Triad will become a wholly-owned subsidiary of CHS (the “Merger”); and
     WHEREAS, the Company desires to amend the Plan in connection with the Merger Agreement to revise the definition of Compensation under the Plan and Exhibit A to the Plan relating to eligibility.
     NOW, THEREFORE, the Plan is hereby amended in the following respects, effective as of the times set forth herein:
     1. The following shall be added as the last sentence of Section 1.10 of the Plan, “Compensation,” effective immediately prior to the Effective Time (as defined in the Merger Agreement) of the Merger:
     Notwithstanding the foregoing, Compensation shall not include wages, salaries, and fees for professional services and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with Triad Hospitals, Inc. or any of its subsidiaries.
     2. Exhibit A of the Plan is hereby deleted and replaced in its entirety in substantially the same form as set forth in the Exhibit attached hereto, effective immediately prior to the Effective Time.
     3. Except as otherwise provided in this Sixth Amendment, the Plan shall remain in full force and effect.
     4. This amendment is subject to the closing of the transaction contemplated by the Merger Agreement.

     SIGNED this 24th day of July, 2007, effective as of the times set forth herein.

CHS/COMMUNITY HEALTH SYSTEMS, INC.
By:	/s/ Linda Parsons
Title: Vice President